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                                                                   EXHIBIT 10.11

                                  CERTIFICATE
                                      OF
                                   SECRETARY
                                      OF
                             WHITTAKER CORPORATION
                             ---------------------

          The undersigned, Lynne M. O. Brickner, being the duly elected, qualified and acting Secretary of Whittaker Corporation, a Delaware corporation (the "Corporation"), on behalf of the Corporation does hereby certify that the following is a full, true and correct copy of the resolution adopted at a meeting of the Board of Directors of Whittaker Corporation held on July 1, 1997, at which meeting a quorum of said Board was at all times present and acting and that said Board resolution has not been modified or rescinded and is in full force and effect as of the date hereof:

          RESOLVED, that the first sentence of Section 1.02 (j) of the Whittaker Corporation Partnership Plan, amended and restated effective November 1, 1994, and as further amended on June 21, 1996, is amended in its entirety to read as follows:

          "(j) "Compensation" shall mean an Employee's wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for services actually rendered in the course of employment with the Employer to the extent that amounts are includable in gross income (including, without limitation, commissions paid salesman, compensation for service on the basis of a percentage of profits, tips and bonuses, but excluding reimbursements and expense allowances)."

          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Secretary as of the date set forth below.


Dated:  July 1, 1997


                                          /s/ Lynne M. O. Brickner
                                        -----------------------------
                                            Lynne M. O. Brickner
                                                 Secretary